UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 28, 2002



                                MAF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          _____________________________


           DELAWARE                       0-18121                36-3664868
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)

   55TH STREET & HOLMES AVENUE                                      60514
    CLARENDON HILLS, ILLINOIS                                    (Zip Code)
(Address of principal executive
            offices)



        Registrant's telephone number, including area code (630) 325-7300





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

ITEM 5.  OTHER EVENTS.
         ------------

         Attached as Exhibit 99.1 is a copy of the Press Release issued by MAF Bancorp, Inc. on January 28, 2002 announcing the corporation's financial results for the fourth quarter of 2001, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated January 28, 2002.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAF BANCORP, INC.


                                               By:  /s/ Jerry A. Weberling
                                                    ----------------------------
                                                    Jerry A. Weberling
                                                    Executive Vice President and
                                                     Chief Financial Officer

Date:  January 28, 2002


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


                                INDEX TO EXHIBITS
                                -----------------

Exhibit
- -------

Exhibit 99.1      Press Release dated January 28, 2002.


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